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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 28, 2009

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                        RESEARCH FRONTIERS INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                      1-9399               11-2103466
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)   (IRS EMPLOYER
     OF INCORPORATION)                                      IDENTIFICATION NO.)

                            240 CROSSWAYS PARK DRIVE
                          WOODBURY, NEW YORK 11797-2033
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (516) 364-1902

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.02(e). Entry into Employment Agreement with Chief Executive Officer.


  On April 28, 2009, the Company entered into a five-year employment agreement with Joseph M. Harary, which was effective as of January
1, 2009 when Mr. Harary was promoted to the position of Chief
Executive Officer of the Company. The agreement automatically renews itself for successive one-year terms unless either the Company or Mr. Harary gives the other at least 90 days prior written notice of the intention not to renew the employment agreement. Pursuant to that agreement, in addition to possible future equity incentive awards granted by the Board of Directors of the Company in their discretion, Mr. Harary received 150,000 shares of restricted stock of the Company which vest monthly over a three-year period (previously reported on Mr. Harary's Form 4 Statement of Changes in Beneficial Ownership in January 2009), and Mr. Harary will receive an annual base salary from the Company of $425,000, and will be eligible to also earn a bonus based upon the achievement of performance goals established by the Board of Directors for Mr. Harary. Current performance goals for 2009 for Mr. Harary include achievement of targeted revenue levels, strengthening the Company's financial condition, achievement of certain enhanced performance goals for the Company's light-control technology, and the establishment of strategic goals for the entire
Company and their efficient implementation and management. Pursuant to his employment agreement, if Mr. Harary's employment is terminated due to his death or disability, Mr. Harary shall be entitled to receive his base salary (less any disability payments) for six months as well as any earned or accrued bonus. If Mr. Harary's employment is not renewed, or is terminated by the Company other than due to death, disability, or for cause (as defined in the agreement) prior to its scheduled expiration date, then Mr. Harary shall also receive his base salary for between one and three years, depending upon the date of such termination. If there is a change in control of the Company, Mr.
Harary shall receive his base salary for the longer of three years or the scheduled date of termination of Mr. Harary's employment agreement. Unless vesting is otherwise accelerated under the terms of an equity award (which is usually done in the case of death or disability of an employee), if Mr. Harary's employment is terminated by the Company in breach of his employment agreement or is terminated by Mr. Harary other than for good reason (as defined in the agreement), any unvested equity awards shall also become immediately vested. Pursuant to the employment agreement, Mr.
Harary is also entitled to four weeks paid vacation each year, and other fringe benefits generally applicable to other employees of the Company. Under his employment agreement, Mr. Harary has also agreed to certain restrictive covenants including Mr. Harary's agreement not to solicit employees or compete with the Company for a period of two years following the termination of his employment thereunder.

The foregoing description of the employment agreement with Joseph M. Harary does not purport to be complete and is qualified in its entirety by reference to the Employment Agreement, a copy of which is attached as Exhibit 10.51 to this Current Report on Form 8-K and incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits.

10.51 Employment Agreement effective as of January 1, 2009 between Research Frontiers Incorporated and Joseph M. Harary filed herewith, and incorporated herein by reference.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          RESEARCH FRONTIERS INCORPORATED

Dated: April 30, 2009

                                          /s/ Joseph M. Harary
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                                          By: Joseph M. Harary
                                          Title: President